UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 24, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Amendment No. 2 to Current Report on Form 8-K/A (“Amendment No. 2”) is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed by II-VI Incorporated (the “Company”) on September 24, 2019, which reported under Item 2.01 the completion of the Company’s previously announced acquisition of Finisar Corporation. Under Item 9.01 of the Original Form 8-K, the Company stated that the pro forma financial information required to be provided under Item 9.01 of Form 8-K would be provided by amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed. This Amendment No. 2 provides such information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited Consolidated Balance Sheets as of April 28, 2019 and April 29, 2018 and the audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended April 28, 2019, April 29, 2018 and April 30, 2017, and the related notes thereto, of Finisar are filed as Exhibit 99.2 through incorporation by reference to Finisar’s Annual Report on Form 10-K for its year ended April 28, 2019.

The unaudited Condensed Consolidated Balance Sheets as of July 28, 2019 and April 28, 2019 and the unaudited Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Stockholders’ Equity and Condensed Consolidated Statements of Cash Flows for the three months ended July 28, 2019 and July 29, 2018, and the related notes thereto, of Finisar are filed as Exhibit 99.3 through incorporation by reference to Finisar’s Quarterly Report on Form 10-Q for its quarter ended July 28, 2019.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and Finisar as of June 30, 2019 and the unaudited pro forma condensed combined statements of earnings of the Company and Finisar for the year ended June 30, 2019, and the related notes thereto, are filed as Exhibit 99.4 hereto.

(d)	Exhibits

Exhibit 2.1.

Agreement and Plan of Merger, dated November 8, 2018, by and among II-VI Incorporated, Mutation Merger Sub Inc. and Finisar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on November 9, 2018).

Exhibit 4.1

Indenture, dated as of December 21, 2016, by and between Finisar Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on December 21, 2016).

Exhibit 4.2

First Supplemental Indenture, dated as of September 24, 2019, by and among II-VI Incorporated, Finisar Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 10.1

Amended and Restated Credit Agreement, dated as of September 24, 2019, by and among II-VI Incorporated, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 10.2

Amended and Restated Finisar Corporation 2005 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on September 8, 2014).

Exhibit 10.3	Form of Restricted Stock Unit Issuance Agreement (incorporated by reference to Exhibit 10.61 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.4

Form of Restricted Stock Unit Issuance Agreement - Officers (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on September 8, 2016).

Exhibit 10.5

Form of Restricted Stock Unit Issuance Agreement - International (incorporated by reference to Exhibit 10.63 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.6

Form of Restricted Stock Unit Issuance Agreement - Israel (incorporated by reference to Exhibit 10.64 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.7	Form of Restricted Stock Unit Issuance Agreement - UK (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K filed by Finisar Corporation (File No. 000-27999) on June 26, 2014).

Exhibit 23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm..

Exhibit 99.1	Joint Press Release dated September 24, 2019 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 99.2

Audited Consolidated Balance Sheets as of April 28, 2019 and April 29, 2018 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended April 28, 2019, April 29, 2018 and April 30, 2017, and the related notes thereto, of Finisar Corporation (incorporated by reference to the Annual Report on Form 10-K filed by Finisar Corporation (File No. 000-27999) on June 14, 2019).

Exhibit 99.3

Unaudited Condensed Consolidated Balance Sheets as of July 28, 2019 and April 28, 2019 and unaudited Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Stockholders’ Equity and Condensed Consolidated Statements of Cash Flows for the three months ended July 28, 2019 and July 29, 2018, and the related notes thereto, of Finisar Corporation (incorporated by reference to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on September 4, 2019).

Exhibit 99.4

Unaudited pro forma condensed combined balance sheet of II-VI Incorporated and Finisar Corporation as of June 30, 2019 and the unaudited pro forma condensed combined statements of earnings of II-VI Incorporated and Finisar Corporation for the year ended June 30, 2019, and the related notes thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: December 9, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer